UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22391
Nuveen Taxable Municipal Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2024
Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1).
The Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

October 22, 2024
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE:	Nuveen Taxable Municipal Income Fund (NBB)
Investment Company Act File Number
811-22391
Accession Number 0001193125-24-154261
Ladies and Gentlemen:
We are filing an amendment to Form N-CSR for Nuveen Taxable Municipal Income Fund, originally filed on June 6, 2024:
We have amended the original filing because the Report of Independent Registered Public Accounting Firm was incorrectly labeled as “Unaudited”. That designation has been removed in the amended filing. No other amendments to the original filing have been made.
Sincerely,
Nuveen Taxable Municipal Income Fund (NBB)
/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary
312-917-7883

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds	March 31, 2024

Nuveen Municipal
Closed-End
Funds

Nuveen Taxable Municipal Income Fund	NBB

Annual
Report

Table
of Contents

Important Notices
Portfolio Manager Update
Effective April 10, 2023, Kristen DeJong was added as a portfolio manager to the Fund . Effective May 31, 2023, John Miller no longer serves as a portfolio manager of the Fund. There were no other changes to the portfolio management of the Fund during the reporting period.
Management Fees
As of May 1, 2024, the Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of each Fund’s average daily managed assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the fund-level fee listed within this report plus 0.1600%.
Refer to the Notes to Financial Statements within this report for further details on the Fund’s management fees.

Portfolio Managers’
Comments
Nuveen Taxable Municipal Income Fund (NBB)
The Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The portfolio managers for the Nuveen Taxable Municipal Income Fund (NBB) are Daniel Close, CFA, and Kristen DeJong, CFA.
Portfolio Manager Updates
Effective April 10, 2023, Kristen DeJong was added as a portfolio manager of NBB. Effective May 31, 2023, John Miller no longer serves as a portfolio manager of the Fund. Daniel Close continues to serve as a portfolio manager of the Fund.
Here the Fund’s portfolio managers review U.S. economic and market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended March 31, 2024. For more information on the Fund’s investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and market conditions during the twelve-month reporting period ended March 31, 2024?
The U.S. economy was relatively resilient amid persistent inflationary pressure and elevated interest rates during the twelve-month period ended March 31, 2024. Gross domestic product rose at an annualized rate of 1.6% in the first quarter of 2024, slowing from 3.4% in the fourth quarter of 2023 and 2.5% in 2023 as a whole (from the 2022 annual level to the 2023 annual level), according to the U.S. Bureau of Economic Analysis advance estimate.
Inflation and central banks’ responses to it impacted investor sentiment during the reporting period. The Federal Reserve (Fed) raised the fed funds target rate to 5.25% to 5.50% in July 2023 and has maintained that level at subsequent meetings. During the reporting period, inflation rates continued to run hotter than the target levels set by the Fed and other major central banks, although price pressures moderated significantly from the post-pandemic highs in 2022. While the Fed’s rate hiking cycle (which began in March 2022) caused uncertainty, the Fed’s pause after July 2023 led to expectations that it would begin decreasing rates some time in 2024.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of March 2024, the unemployment rate was 3.8%, near its pre-pandemic
low, with monthly job growth continuing to moderate from the faster pace earlier in the post-pandemic recovery. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
Investors also continued to monitor government funding and deficits during the reporting period. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September and November 2023 and February 2024. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.
The broad municipal bond market was impacted by interest rate volatility, economic uncertainty and shifting expectations about the Fed’s monetary policy during the reporting period. Municipal yields rose across the maturity spectrum, despite a steep decline in November-December 2023, when Treasury markets moved sharply to reassess the timing of potential Fed rate cuts and municipal yields followed in kind. The fourth quarter of 2023 saw one of the municipal bonds’ best rallies in several decades, which more than offset negative performance in much of the rest of the reporting period. Municipal credit fundamentals remained strong in the reporting period, and reduced supply issuance continued to be met with healthy demand, which helped municipal credit spreads narrow. This drove stronger performance in bonds lower down the credit ratings spectrum relative to the highest rated paper.
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2024?
The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. The Fund’s secondary investment objective is to seek enhanced portfolio value and total return. In addition, the Fund will use an integrated leverage and hedging strategy, so that the Fund has the potential to enhance income and risk-adjusted total return over time. The Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including inverse floating rate securities. Inverse floating rate securities, sometimes referred to as “inverse floaters,” are the residual interest in a tender option bond (TOB) trust. These securities can be used for a variety of reasons, including duration management, income and total return enhancement.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objectives. The portfolio management team engaged in opportunistic trades to support the Fund’s income by reinvesting premiums received as part of the Fund’s hedging program as well as bond calls and maturities across a variety of sectors, including health care, special tax, local general obligation and transportation, and across a range of credit qualities. Most of the Fund’s buying activity was in the secondary market given the modest volume of new issuance during the reporting period.
How did the Fund perform during the twelve-month reporting period ended March 31, 2024?
For the twelve months ended March 31, 2024, NBB outperformed the Bloomberg Taxable Municipal Long Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Bloomberg Taxable Municipal Long Bond Index.
The primary contributor to the Fund’s relative performance was its emphasis on lower rated, higher yield bonds, primarily overweights to the BBB, BB and A ratings categories as credit spreads tightened during the reporting period. During the reporting period, the portfolio management team managed the duration of the portfolio by shorting interest rate futures contracts, which was beneficial as interest rates generally rose during the reporting period. An overweight to the outperforming special tax sector also added to relative performance.
Partially offsetting the Fund’s outperformance was its underweight to bonds with durations of 12 years and longer and the overweight to durations between two and six years, which detracted as longer duration structures outperformed intermediate durations. Other detractors from relative performance included an underweight to the local general obligation sector, which performed well, and overweight to the water and sewer sector, which lagged.
The Fund continued to use leverage through inverse floating rate securities and reverse repurchase agreements during the reporting period. Leverage is discussed in more detail in the Fund Leverage section of this report.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage
IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through reverse repurchase agreements and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The Fund’s use of leverage had a negligible impact on relative performance over the reporting period.
As of March 31, 2024, the Fund’s percentages of leverage are as shown in the accompanying table.

NBB

Effective Leverage *	40.55%
Regulatory Leverage *	0.00%

*  Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day
operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
THE FUNDS’ LEVERAGE
Reverse Repurchase Agreements
As noted previously, the Fund used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period

Fund	Outstanding Balance as of April 1, 2023	Sales	Purchases	Outstanding Balance as of March 31, 2024	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of May 21, 2024

NBB	$186,950,000	$1,010,000,000	$(1,000,000,000)	$196,950,000	$189,310,656	$-	$-	$196,950,000

Refer to Notes to Financial Statements for further details on reverse repurchase agreements for the Fund.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of March 31, 2024. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investments value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB

April	$0.0680
May	0.0680
June	0.0680
July	0.0680
August	0.0680
September	0.0680
October	0.0680
November	0.0680
December	0.0735
January	0.0735
February	0.0735
March	0.0735

Total Distributions from Net Investment Income	$0.8380

Total Distributions from Long Term Capital Gains 1	$0.4823

Total Distributions	$1.3203

Yields	NBB

Market Yield *	5.76%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
Updated Distribution Policy
On October 23, 2023, the Funds’ Board of Trustees (the “Board”) updated Fund’s distribution policy. Effective for distributions payable on December 1, 2023, the Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If a distribution includes anything other than net investment income, the Fund provides a notice of the best estimate of its distribution sources at the time of the distribution which may be viewed at www.nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.
NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at https://www.nuveen.com/resource-center-

Common Share Information
(continued)

closed-end-funds,
along with other Nuveen
closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, the Fund was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

NBB

Maximum aggregate offering	$162,000,000

Refer to Notes to Financial Statements, for further details of Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
The Fund’s Board of Trustees authorized an open-market share repurchase program, allowing the Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Fund did not repurchase any of its outstanding common shares. As of March 31, 2024, (and since the inception of the Fund’s repurchase programs), the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

NBB

Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	2,935,000

OTHER COMMON SHARE INFORMATION
As of March 31, 2024, the Fund’s common share prices were trading at a premium/(discount) to its common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

NBB

Common share NAV	$16.81
Common share price	$15.32
Premium/(Discount) to NAV	(8.86)%
Average premium/(discount) to NAV	(7.66)%

About the Fund’s Benchmark
Bloomberg Taxable Municipal Long Bond Index:
A rules-based index engineered for the long-term taxable municipal bond market. Bonds in the index have effective maturities of 10+ years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NBB	Nuveen Taxable Municipal Income Fund
Performance Overview and Holding Summaries March 31, 2024
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of March 31, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NBB at Common Share NAV	4/27/10	6.65%	1.33%	3.63%

NBB at Common Share Price	4/27/10	3.45%	0.47%	3.88%

Bloomberg Taxable Municipal Long Bond Index	–	3.19%	0.92%	3.53%

*    For purposes of Fund performance, relative results are measured against the Bloomberg Taxable Municipal Long Bond Index. Through
November 16, 2018 the Fund’s performance was measured against the Bloomberg Aggregate- Eligible Build America Bond Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of March 31, 2024 -
Common Share Price

Holdings Summaries as of March 31, 2024
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	144.0%

Repurchase Agreements	0.3%

Other Assets & Liabilities, Net	3.3%

Reverse Repurchase Agreements, including accrued interest	(40.1)%

Floating Rate Obligations	(7.5)%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

AAA	5.0%

AA	39.8%

A	22.5%

BBB	14.6%

BB or Lower	5.0%

N/R (not rated)	12.9%

N/A (not applicable)	0.2%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	30.5%

Transportation	21.0%

Utilities	16.1%

Tax Obligation/General	9.0%

Health Care	8.6%

Education and Civic Organizations	5.5%

Other	9.1%

Repurchase Agreements	0.2%

Total	100%

States and Territories 1 (% of total municipal bonds)

California	20.0%

New York	19.2%

Illinois	8.5%

Texas	7.0%

Georgia	5.1%

Washington	4.9%

Ohio	4.4%

Tennessee	3.1%

New Jersey	2.8%

Florida	2.7%

District of Columbia	2.7%

Oklahoma	2.4%

South Carolina	2.4%

Virginia	2.3%

West Virginia	2.1%

Other	10.4%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

[This page intentionally left blank.]

Report of Independent Registered
Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Taxable Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Taxable Municipal Income Fund (the Fund), including the portfolio of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
May 24, 2024

NBB	Nuveen Taxable Municipal Income Fund Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 144.0% (99.8% of Total Investments)
		MUNICIPAL BONDS - 144.0% (99.8% of Total Investments)

		Alaska - 0.6% (0.4% of Total Investments)

$ 3,025		Port Lions, Alaska, Revenue Bonds, Kodiak Area Native Association Project, Taxable Series 2022, 7.500%, 10/01/52	10/32 at 100.00	$3,159,822
		Total Alaska		3,159,822

		Arizona - 0.1% (0.1% of Total Investments)

500		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Villa Montessori, Inc Project, Taxable Series 2023B, 8.000%, 7/01/53	4/24 at 102.00	510,149
		Total Arizona		510,149

		California - 28.7% (19.9% of Total Investments)

ABAG Finance Authority for
Non-Profit
Corporations, California, Special Tax Bonds, Community Facilities District
2004-1
		Seismic Safety Improvements 690 & 942 Market Street Project, Taxable Refunding Series 2018:
1,950		5.100%, 9/01/28	No Opt. Call	1,892,916
6,125		5.500%, 9/01/38	9/28 at 100.00	5,573,274

5,500		Alameda Corridor Transportation Authority, California, Revenue Bonds, Taxable Refunding Subordinate Lien Series 2024, 0.000%, 10/01/39 - AGM Insured	10/34 at 73.48	2,240,928

		California Infrastructure and Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes Project, Taxable Series 2019:
2,480		4.000%, 10/01/39	10/29 at 100.00	2,032,335
8,260		4.658%, 10/01/59	10/29 at 100.00	6,518,101

1,000		California Infrastructure and Economic Development Bank, Revenue Bonds, University of California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B, 6.486%, 5/15/49	No Opt. Call	1,123,691

8,010		California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Taxable Refunding Series 20202B, 6.375%, 11/15/48, 144A	11/30 at 100.00	7,482,332

540		California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Taxable Refunding Series 2023B, 6.500%, 7/01/32, 144A	No Opt. Call	529,160

4,530	(c)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	5,524,821

7,010		California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series 2010B, 6.484%, 11/01/41	No Opt. Call	7,764,817

2,000		California State, General Obligation Bonds, Build America Federally Taxable Series 2009, 7.550%, 4/01/39	No Opt. Call	2,453,366

4,110	(c)	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series 2010, 7.600%, 11/01/40	No Opt. Call	5,086,336

2,720		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014B, 6.000%, 12/01/24	No Opt. Call	2,707,338

2,000		California Statewide Communities Development Authority, Limited Obligation Improvement Bonds, 300 Lakeside Drive Oakland Property Assessed Clean Energy, Taxable Sustainability Green Series 2023, 8.000%, 9/02/53, 144A	8/23 at 105.00	2,038,341

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$ 1,300		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022B, 7.140%, 8/15/47 - AGM Insured	8/32 at 100.00	$1,401,601

2,025		Chino Public Financing Authority, California, Local Agency Bonds, Refunding Series 2021A, 4.001%, 9/01/38	9/31 at 100.00	1,795,385

5,000		Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Series 2021B, 3.293%, 6/01/42	6/31 at 100.00	3,868,417

2,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Taxable Senior Series 2021A-1, 3.714%, 6/01/41	12/31 at 100.00	1,573,306

		Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010:
10,000	(d)	6.600%, 8/01/42, (UB)	No Opt. Call	11,315,917
7,500	(c)	6.600%, 8/01/42	No Opt. Call	8,486,938

		Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 2016-XTG002, Formerly Tender Option Bond Trust TN027:
2,000	(d)	9.439%, 8/01/49, 144A, (IF)	No Opt. Call	3,701,481

		Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Mulitple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	(c)	7.488%, 8/01/33	No Opt. Call	2,300,995
11,380	(c)	7.618%, 8/01/40	No Opt. Call	14,028,998

3,110		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	3,366,445

1,785	(c)	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable - Direct Payment - Build America Bonds, Series 2010D, 6.574%, 7/01/45	No Opt. Call	2,062,036

4,000	(d)	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust 2016-XFT906, 8.165%, 7/01/50, 144A, (IF)	No Opt. Call	7,318,200

4,250	(c)	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center, Series 2015, 5.637%, 4/01/50	No Opt. Call	4,460,478

2,200		San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48	No Opt. Call	2,338,208

1,500		San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Taxable Build America Bond Series 2010G, 6.950%, 11/01/50	No Opt. Call	1,757,896

1,000		San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E, 8.406%, 8/01/39	No Opt. Call	1,258,138

		San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, Formerly Tender Option Bond Trust B001:
4,000	(d)	8.040%, 11/01/41, 144A, (IF)	No Opt. Call	5,952,872
2,000	(d)	8.040%, 11/01/41, 144A, (IF)	No Opt. Call	2,976,436

1,270		San Francisco City and County, California, Development Special Tax Bonds, Mission Rock Facilities and Services Special Tax District 2020-1, Taxable Series 2021B, 4.000%, 9/01/31, 144A	No Opt. Call	1,158,731

NBB	Nuveen Taxable Municipal Income Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$ 2,000	(c)	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build America Bond Series 2010H, 6.548%, 5/15/48	No Opt. Call	$2,273,814

4,410		Vernon, California, Electric System Revenue Bonds, Series 2008A, 8.590%, 7/01/38	No Opt. Call	5,221,801
		Total California		141,585,849

		Colorado - 1.9% (1.3% of Total Investments)

4,335	(c)	Colorado Bridge Enterprise, Revenue Bonds, Federally Taxable Build America Series 2010A, 6.078%, 12/01/40	No Opt. Call	4,691,285

3,100	(c)	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 5.664%, 12/01/33	No Opt. Call	3,240,532

1,230	(c)	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build America Series 2010B, 5.844%, 11/01/50	No Opt. Call	1,327,852
		Total Colorado		9,259,669

		District of Columbia - 3.9% (2.7% of Total Investments)

		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond Series 2009D:
14,365	(c)	7.462%, 10/01/46	No Opt. Call	18,008,149
1,000		7.462%, 10/01/46 - AGM Insured	No Opt. Call	1,270,862
		Total District of Columbia		19,279,011

		Florida - 3.9% (2.7% of Total Investments)

12,265		Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Taxable Series 2021B, 5.000%, 10/01/36, 144A	10/31 at 100.00	11,043,660

1,400		Miami, Florida, Special Obligation Revenue Bonds, Street & Sidewalk Improvement Program, Taxable Refunding Series 2018B, 4.808%, 1/01/39 - AGM Insured, 144A	1/28 at 100.00	1,348,806

6,570		Miami-Dade County, Florida, Seaport Revenue Bonds, Taxable Series 2023, 6.224%, 11/01/55	11/33 at 100.00	7,016,576
		Total Florida		19,409,042

		Georgia - 7.3% (5.1% of Total Investments)

2,264		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build America Bonds Series 2010A, 6.655%, 4/01/57	No Opt. Call	2,616,155

		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A:
18,444	(c)	7.055%, 4/01/57	No Opt. Call	21,031,885
5,668		7.055%, 4/01/57 - AGM Insured	No Opt. Call	6,694,142

5,012		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	5,786,975
		Total Georgia		36,129,157

		Illinois - 12.2% (8.4% of Total Investments)

4,030	(c)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2010C, 6.319%, 11/01/29 - BAM Insured	No Opt. Call	4,185,887

12,715	(c)	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	13,609,592

1,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Taxable Refunding Series 2020B, 3.912%, 12/01/40	No Opt. Call	865,157

355		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Taxable Build America Bond Series 2010B, 6.395%, 1/01/40	No Opt. Call	391,871

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)

$ 1,015		Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	$1,148,807

3,495		Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B, 6.742%, 11/01/40	No Opt. Call	3,980,286

1,950		Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	2,075,565

2,980		Illinois International Port District, Revenue Bonds, Taxable Refunding Series 2020, 5.000%, 1/01/35, 144A	1/26 at 101.00	2,656,194

1,714		Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5, 7.350%, 7/01/35	No Opt. Call	1,857,596

12,956	(c)	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 6.725%, 4/01/35	No Opt. Call	13,668,492

10,312	(c)	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Taxable Build America Bond Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	10,999,114

2,420	(c)	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Taxable Build America Bond Senior Lien Series 2009B, 5.851%, 12/01/34	No Opt. Call	2,533,822

400		Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	434,916

1,375		Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	1,643,932
		Total Illinois		60,051,231

		Indiana - 1.2% (0.8% of Total Investments)

1,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	1,054,794

5,000		Knox County, Indiana, Economic Development Revenue Bonds, Good Samaritan Hospital Project, Taxable Series 2012B, 5.900%, 4/01/34	No Opt. Call	4,851,339
		Total Indiana		5,906,133

		Kentucky - 1.6% (1.1% of Total Investments)

5		Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Build America Bond Series 2010B, 6.490%, 9/01/37 - AGM Insured	4/24 at 100.00	5,003

5,450	(c)	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	6,090,601

2,170		Newport, Kentucky, Industrial Building Revenue Bonds, South Beach 1, LLC Project, Taxable Refunding Series 2022, 4.125%, 3/01/33	No Opt. Call	1,952,058
		Total Kentucky		8,047,662

		Maryland - 2.8% (1.9% of Total Investments)

2,000		Maryland Economic Development Corporation, Economic Development Revenue Bonds, Terminal Project, Refunding Series 2017B, 4.550%, 6/01/35	No Opt. Call	1,820,144

		Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Senior Parking Facilities Revenue, Series 2018B:
1,500		4.580%, 6/01/33	6/28 at 100.00	1,363,162
2,945		4.790%, 6/01/38	6/28 at 100.00	2,526,929
4,285		5.050%, 6/01/43	6/28 at 100.00	3,565,868
5,350		5.320%, 6/01/51	6/28 at 100.00	4,420,667
		Total Maryland		13,696,770

NBB	Nuveen Taxable Municipal Income Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Massachusetts - 1.0% (0.7% of Total Investments)

$ 4,000	(d)	Massachusetts, Transporation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust 2016-XFT907, 4.136%, 6/01/40, 144A, (IF)	No Opt. Call	$4,799,530
		Total Massachusetts		4,799,530

		Minnesota - 0.4% (0.3% of Total Investments)

1,855		Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Build America Taxable Bond Series 2010C, 6.770%, 1/01/46	No Opt. Call	2,154,433
		Total Minnesota		2,154,433

		Mississippi - 0.4% (0.3% of Total Investments)

2,085		Mississippi State, General Obligation Bonds, Taxable Build America Bond Series 2010F, 5.245%, 11/01/34	No Opt. Call	2,093,350
		Total Mississippi		2,093,350

		Missouri - 0.2% (0.2% of Total Investments)

1,000		Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Pairie State Power Project, Federally Taxable Build America Bonds - Direct Pay, Series 2009A, 6.890%, 1/01/42	No Opt. Call	1,123,056
		Total Missouri		1,123,056

		New Jersey - 4.0% (2.8% of Total Investments)

3,320		New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Taxable Series 2020D, 3.958%, 7/01/48 - AGM Insured	7/30 at 100.00	2,493,371

3,000		New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F, 7.414%, 1/01/40	No Opt. Call	3,584,286

8,805		New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	10,249,785

2,000		Rutgers State University, New Jersey, Revenue Bonds, Taxable Build America Bond Series 2010H, 5.665%, 5/01/40	No Opt. Call	2,098,300

870		South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Taxable Build America Bond Series 2009P-3, 7.365%, 1/01/40	No Opt. Call	978,845

530		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Build America Bond Series 2009A-5, 7.000%, 11/01/38	No Opt. Call	572,173
		Total New Jersey		19,976,760

		New York - 27.5% (19.1% of Total Investments)

420		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Taxable Series 2023B, 7.250%, 2/01/27	No Opt. Call	420,561

		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Taxable Series 2018B:
10,000		5.096%, 8/01/34	No Opt. Call	9,035,678
1,415		4.946%, 8/01/48 - AGM Insured	8/28 at 100.00	1,302,755

25,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Build America Taxable Bonds, Series 2010D, 5.600%, 3/15/40, (UB)	No Opt. Call	25,256,787

2,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 30020: 3.746%, 3/15/40, 144A, (IF)	No Opt. Call	2,102,715

5,100	(c)	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable Bond Series 2010B, 5.850%, 5/01/41	No Opt. Call	5,456,418

680		Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C, 7.336%, 11/15/39	No Opt. Call	823,191

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		New York (continued)

$ 7,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2009A-1, 5.871%, 11/15/39	No Opt. Call	$7,192,542

2,090		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2010B-1, 6.548%, 11/15/31	No Opt. Call	2,210,848

10,925	(c)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Build America Bonds, Series 2010E, 6.814%, 11/15/40	No Opt. Call	12,173,590

11,390	(c)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39	No Opt. Call	12,562,003

5,610		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable Green Climate Certified Series 2020C-2, 5.175%, 11/15/49	No Opt. Call	5,222,691

3,675		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Taxable Series 2020B, 4.600%, 12/01/46	No Opt. Call	2,970,282

		New York City Industrial Development Agency, New York, Installment Purchase and Lease Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,000		6.027%, 1/01/46 - AGM Insured	No Opt. Call	2,053,439
890		6.027%, 1/01/46 - AMBAC Insured, 144A	No Opt. Call	913,780

475		New York City Industrial Development Authority, New York, Rental Revenue Bonds, Yankee Stadium Project, Taxable Series 2009, 11.000%, 3/01/29 - AGM Insured, 144A	No Opt. Call	548,622

1,500	(c)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.440%, 6/15/43	No Opt. Call	1,500,576

2,595		New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42	No Opt. Call	2,757,453

2,025	(d)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42, (UB)	No Opt. Call	2,151,770

		New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2:
3,595	(d)	5.595%, 6/15/44, 144A, (IF)	No Opt. Call	4,483,952

10,550	(c)	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2011 Taxable Build America Bond Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	11,809,036

10,000	(c)	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40	No Opt. Call	10,255,083

		Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Refunding Series 2010A:
5,495		8.572%, 11/01/40	No Opt. Call	5,563,035
3,450		8.572%, 11/01/40	No Opt. Call	3,492,489

2,970		Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C1, 8.572%, 11/01/40 - AGM Insured	No Opt. Call	3,584,182
		Total New York		135,843,478

NBB	Nuveen Taxable Municipal Income Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Ohio - 6.4% (4.4% of Total Investments)

		American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B:
$ 6,350	(c)	7.834%, 2/15/41	No Opt. Call	$7,779,785
1,000		8.084%, 2/15/50	No Opt. Call	1,328,614

1,475		American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.499%, 2/15/50	No Opt. Call	1,792,961

7,040	(c)	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build America Bond Series 2009C, 6.053%, 2/15/43	No Opt. Call	7,443,999

1,700		Cincinnati City School District, Ohio, Certificates of Participation, School Energy Conservation Improvement Project, Taxable Series 2012, 5.150%, 6/15/32	No Opt. Call	1,697,391

2,300		Columbus Regional Airport Authority, Ohio, Customer Facility Charge Revenue Bonds, Taxable Series 2019, 4.199%, 12/15/48	12/29 at 100.00	1,920,567

10,575		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Kenwood Collection Redevelopment, Refunding Senior Lien Series 2016A, 6.600%, 1/01/39	1/26 at 100.00	9,470,548
		Total Ohio		31,433,865

		Oklahoma - 3.5% (2.4% of Total Investments)

19,200		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2018D, 5.450%, 8/15/28	No Opt. Call	17,406,031
		Total Oklahoma		17,406,031

		Oregon - 1.1% (0.8% of Total Investments)

		Hillsboro Economic Development Council, Oregon, Tax Increment Revenue Bonds, North Hillsboro Industrial Renew Area, Taxable Series 2024:
1,590		5.815%, 6/01/38 - AGM Insured	6/33 at 100.00	1,648,428
1,600		5.865%, 6/01/39 - AGM Insured	6/33 at 100.00	1,658,638

2,450		Port of Portland, Oregon, Portland International Airport Customer Facility Charge Revenue Bonds, Taxable Series 2019, 4.237%, 7/01/49	7/29 at 100.00	2,053,407
		Total Oregon		5,360,473

		Pennsylvania - 1.3% (0.9% of Total Investments)

1,915		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	2,054,790

1,640		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	1,804,477

2,715	(c)	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.511%, 12/01/45	No Opt. Call	2,784,811
		Total Pennsylvania		6,644,078

		South Carolina - 3.5% (2.4% of Total Investments)

		South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C:
8,985		6.454%, 1/01/50, (UB)	No Opt. Call	10,062,861
2,000		6.454%, 1/01/50 - AGM Insured	No Opt. Call	2,254,094
1,550	(d)	6.454%, 1/01/50	No Opt. Call	1,735,942

205		South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust T30002, 7.520%, 1/01/50, 144A, (IF)	No Opt. Call	327,961

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		South Carolina (continued)

$ 2,585		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2013C, 5.784%, 12/01/41 - AGM Insured	No Opt. Call	$2,693,824
		Total South Carolina		17,074,682

		Tennessee - 4.5% (3.1% of Total Investments)

1,500		Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Series 2018B, 5.308%, 4/01/48	No Opt. Call	1,467,050

		Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Taxable Series 2017B:
6,280		5.200%, 7/01/37	7/27 at 100.00	5,221,221
1,515		5.450%, 7/01/45	7/27 at 100.00	1,131,198

5,010	(c)	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43	No Opt. Call	6,042,068

7,350	(c)	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	8,438,402
		Total Tennessee		22,299,939

		Texas - 10.1% (7.0% of Total Investments)

2,520		Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Taxable Build America Bonds, Series 2009B, 5.999%, 12/01/44	No Opt. Call	2,709,995

16,460	(c)	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	18,809,574

1,000		Fort Worth, Tarrant, Denton, Parker, Johnson, and Wise Counties, Texas, Special Tax Revenue Bonds, Taxable Series 2017B, 4.238%, 3/01/47	9/24 at 100.00	842,062

1,925		Houston, Texas, Airport System Special Facilities Revenue Bonds, Consolidated Rental Car Facility Project, Taxable Series 2001, 6.880%, 1/01/28 - NPFG Insured	No Opt. Call	1,996,389

10,285	(c)	North Texas Tollway Authority, System Revenue Bonds, Taxble Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	12,173,785

		San Antonio, Texas, Customer Facility Charge Revenue Bonds, Rental Car Special Facilities Project, Series 2015:
7,545		5.671%, 7/01/35	7/25 at 100.00	7,484,362
2,000		5.871%, 7/01/45	7/25 at 100.00	1,923,340

1,000		San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable Bond Series 2010A, 5.808%, 2/01/41	No Opt. Call	1,053,022

10		San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	9,410

		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Taxable Series 2021:
1,000		3.292%, 9/01/40 - AGM Insured	9/30 at 100.00	791,097
1,400		3.422%, 9/01/50 - AGM Insured	9/30 at 100.00	994,689

1,000		Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Taxable Refunding Senior Lien Series 2019B, 3.922%, 12/31/49	No Opt. Call	832,876
		Total Texas		49,620,601

		Utah - 1.5% (1.0% of Total Investments)

8,500		Salt Lake County, Utah, Convention Hotel Revenue Bonds, Taxable Series 2019, 5.750%, 10/01/47, 144A	10/29 at 100.00	7,426,989
		Total Utah		7,426,989

NBB	Nuveen Taxable Municipal Income Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)		Optional Call Provisions (b)	Value

		Virginia - 3.3% (2.3% of Total Investments)

$ 1,840		Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Fredericksburg Stadium Project, Taxable Series 2019A, 5.500%, 9/01/49, 144A		9/29 at 100.00	$1,759,966

10,575		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46		6/25 at 100.00	9,124,836

5,160		Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018B, 12.000%, 4/01/48, 144A		4/28 at 117.16	5,196,462
		Total Virginia			16,081,264

		Washington - 7.1% (4.9% of Total Investments)

4,000	(d)	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America Bonds, Tender Option Bond Trust 2016-XFT905, Formerly Tender Option Bond Trust T0001, 3.055%, 2/01/40, 144A, (IF)		No Opt. Call	4,764,926

27,830	(c)	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40		No Opt. Call	30,336,701
		Total Washington			35,101,627

		West Virginia - 3.1% (2.1% of Total Investments)

		Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Refunding Class 1 Senior Series 2020A:
8,500		4.006%, 6/01/40		12/30 at 100.00	6,790,063

10,800		4.306%, 6/01/49		12/30 at 100.00	8,415,827
		Total West Virginia			15,205,890

		Wisconsin - 0.9% (0.7% of Total Investments)

480		Fond du Lac County, Wisconsin, Revenue Bonds, Bug Tussel 1 LLC Project, Taxable Social Series 2022A, 5.569%, 11/01/51 - BAM Insured, 144A		11/31 at 100.00	450,989

2,360		Fond du Lac County, Wisconsin, Revenue Bonds, Bug Tussel 1 LLC Project, Taxable Social Series 2023, 6.434%, 11/01/52 - BAM Insured, 144A		11/33 at 100.00	2,425,572

2,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Taxable Senior Series 2020A, 4.473%, 12/15/47 - AGM Insured		12/30 at 100.00	1,720,216
		Total Wisconsin			4,596,777
		Total Municipal Bonds (cost $728,395,033)			711,277,318
		Total Long-Term Investments (cost $728,395,033)			711,277,318

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		SHORT-TERM INVESTMENTS - 0.3% (0.2% of Total Investments)

		REPURCHASE AGREEMENTS - 0.3% (0.2% of Total Investments)
$ 1,425	(e)	Fixed Income Clearing Corp (FICC)	5.280%	4/01/24	$1,425,000
		Total Repurchase Agreements (cost $1,425,000)			1,425,000
		Total Short-Term Investments (cost $1,425,000)			1,425,000
		Total Investments (cost $729,820,033) - 144.3%			712,702,318
		Floating Rate Obligations - (7.5)%			(36,810,000)
		Reverse Repurchase Agreements, including accrued interest - (40.1)%(f)			(197,984,713)
		Other Assets & Liabilities, Net -3.3%			16,071,272
		Net Assets Applicable to Common Shares - 100%			$493,978,877

Investments in Derivatives
Futures Contracts - Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Bond	(1,011)	6/24	$(127,297,101)	$(130,419,000)	$(3,121,899)

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $247,588,443 have been pledged as collateral for reverse repurchase agreements.

(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e)
Agreement with Fixed Income Clearing Corporation, 5.280% dated 3/28/24 to be repurchased at $1,425,836 on 4/1/24, collateralized by Government Agency Securities, with coupon rate 1.750% and maturity date 8/15/41, valued at $1,453,512.

(f)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 27.8%.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See Notes to Financial Statements

Statement of Assets and Liabilities
March 31, 2024

March 31, 2024	NBB
ASSETS

Long-term investments, at value †	$711,277,318
Short-term investments, at value à	1,425,000
Cash collateral at broker for investments in futures contracts (1)	6,617,054
Receivables:
Interest	13,030,665
Investments sold	442,077
Deferred offering costs	305,054
Other	42,060

Total assets	733,139,228

LIABILITIES
Cash overdraft	995,047
Reverse repurchase agreements, including accrued interest	197,984,713
Floating rate obligations	36,810,000
Payables:
Management fees	411,936
Dividends	2,113,935
Interest	173,809
Variation margin on futures contracts	473,906
Accrued expenses:
Custodian fees	51,786
Investor relations	15,762
Trustees fees	40,440
Professional fees	2,249
Shareholder reporting expenses	30,109
Shareholder servicing agent fees	504
Shelf offering costs	55,799
Other	356

Total liabilities	239,160,351

Commitments and contingencies (2)

Net assets applicable to common shares	$493,978,877

Common shares outstanding	29,394,752
Net asset value (“NAV”) per common share outstanding	$16.81

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$293,948
Paid-in capital	539,396,364
Total distributable earnings (loss)	(45,711,435)
Net assets applicable to common shares	$493,978,877
Authorized shares:
Common	Unlimited

† Long-term investments, cost	$728,395,033

à Short-term investments, cost	$1,425,000

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations
March 31, 2024

Year Ended March 31, 2024	NBB

INVESTMENT INCOME
Interest	$39,241,024
Total investment income	39,241,024

EXPENSES
Management fees	4,797,801
Shareholder servicing agent fees	1,040
Interest expense	12,618,654
Trustees fees	25,902
Custodian expenses	54,636
Investor relations expenses	48,938
Professional fees	91,419
Shareholder reporting expenses	70,873
Stock exchange listing fees	9,005
Other	28,630

Total expenses	17,746,898

Net investment income (loss)	21,494,126

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(1,399,476)
Futures contracts	20,413,916

Net realized gain (loss)	19,014,440

Change in unrealized appreciation (depreciation) on:
Investments	(13,626,790)
Futures contracts	5,132,276
Net change in unrealized appreciation (depreciation)	(8,494,514)

Net realized and unrealized gain (loss)	10,519,926

Net increase (decrease) in net assets applicable to common shares from operations	$32,014,052

See Notes to Financial Statements

Statement of Changes in Net Assets

	NBB

	Year Ended 3/31/24	Year Ended 3/31/23
OPERATIONS
Net investment income (loss)	$21,494,126	$27,593,470
Net realized gain (loss)	19,014,440	51,230,980
Net change in unrealized appreciation (depreciation)	(8,494,514)	(131,077,896)

Net increase (decrease) in net assets applicable to common shares from operations	32,014,052	(52,253,446)

DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends	(37,980,419)	(33,333,983)
Return of Capital	(829,472)	–

Total distributions	(38,809,891)	(33,333,983)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	(2,684)	14,065,606
Reinvestments of distributions	–	212,304

Net increase (decrease) applicable to common shares from capital share transactions	(2,684)	14,277,910
Net increase (decrease) in net assets applicable to common shares	(6,798,523)	(71,309,519)
Net assets applicable to common shares at the beginning of the period	500,777,400	572,086,919

Net assets applicable to common shares at the end of the period	$493,978,877	$500,777,400

See Notes to Financial Statements

Statement of Cash Flows
March 31, 2024

Year Ended March 31, 2024	NBB

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$32,014,052
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(38,102,630)
Proceeds from sale and maturities of investments	15,522,154
Proceeds from (Purchase of) short-term investments, net	4,227,543
Amortization (Accretion) of premiums and discounts, net	2,172,961
(Increase) Decrease in:
Receivable for interest	(79,570)
Receivable for investments sold	595,772
Other assets	29,155

Increase (Decrease) in:
Payable for interest	(749,166)
Payable for investments purchased - regular settlement	(4,362,043)
Payable for variation margin on futures contracts	(1,344,188)
Payable for management fees	4,475
Accrued custodian fees	(27,406)
Accrued investor relations fees	4,163
Accrued Trustees fees	(29,377)
Accrued professional fees	(25,101)
Accrued shareholder reporting expenses	(7,475)
Accrued shareholder servicing agent fees	490
Accrued shelf offering costs	(33,176)
Accrued other expenses	(8,787)
Net realized (gain) loss from investments	1,399,476
Net change in unrealized (appreciation) depreciation of investments	13,626,790
Net cash provided by (used in) operating activities	24,828,112
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from reverse repurchase agreements	1,010,000,000
(Repayments of) reverse repurchase agreements	(1,000,000,000)
Increase (Decrease) in:
Cash overdraft	879,497
Cash distributions paid to common shareholders	(38,764,545)

Net cash provided by (used in) financing activities	(27,885,048)
Net increase (decrease) in Cash Collateral at Brokers	(3,056,936)
Cash Collateral at Brokers at the beginning of period	9,673,990

Cash Collateral at Brokers at the end of period	$6,617,054

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NBB

Cash paid for interest	$13,290,549

See Notes to Financial Statements

Financial Highlights
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
NBB
3/31/24	$17.04	$0.73	$0.36	$1.09	$(0.81)	$(0.48)	$(0.03)	$(1.32)	$–	$–	$16.81	$15.32
3/31/23	20.00	0.95	(2.78)	(1.83)	(1.14)		–	(1.14)	–	0.01	17.04	16.12
3/31/22	22.11	1.23	(2.07)	(0.84)	(1.28)	–	–	(1.28)	–(d)	0.01	20.00	19.99
3/31/21	19.89	1.18	2.16	3.34	(1.13)	–	–	(1.13)	–(d)	0.01	22.11	22.59
3/31/20	21.35	1.11	(1.39)	(0.28)	(1.17)	–	(0.01)	(1.18)	–	–	19.89	19.15

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

6.65%	3.45%	$493,979	3.63%	4.39%	2%
(8.98)	(13.68)	500,777	2.63	5.46	5
(4.26)	(6.31)	572,087	1.31	5.46	1
16.99	24.16	613,164	1.37	5.36	9
(1.74)	(1.44)	544,173	1.83	5.05	16

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NBB
3/31/24	2.58%
3/31/23	1.57
3/31/22	0.32
3/31/21	0.39
3/31/20	0.85

(d)	Value rounded to zero.

See Notes to Financial Statements

Notes to Financial Statements

1.	General Information
Fund Information:
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Taxable Municipal Income Fund (NBB) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end
management investment company. The Fund was organized as a Massachusetts business trust on December 4, 2009.
Current Fiscal Period:
The end of the reporting period for the Fund is March 31, 2024, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2024 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory
agreement with Nuveen Asset Management, LLC, (the
“Sub-Adviser”),
a subsidiary of the Adviser, under which the
Sub-Adviser
manages the investment portfolio of the Fund.
Developments Regarding the Fund’s Control Share
By-Law:
On October 5, 2020, the Fund and certain other
closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On January 14, 2021, a shareholder of certain Nuveen
closed-end
funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share
By-Laws
violate the 1940 Act, rescission of such fund’s Control Share
By-Laws
and a permanent injunction against such funds applying the Control Share
By-Laws.
On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share
By-Laws
and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share
By-Laws
violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Fund’s Board of Trustees (the “Board”) amended the Fund’s bylaws to provide that the Fund’s Control Share
By-Law
shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share
By-Law
will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Fund appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Board of the Funds Amended and Restated
By-Laws
to eliminate the “control share” provisions.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation:
The Fund pays no compensation directly to those of its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.

Indemnifications:
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements:
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Fund’s Portfolio of Investments or Statements of Assets and Liabilities.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financial Statements.

3.	Investment Valuation and Fair Value Measurements
The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1	–	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2	–	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3	–	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

Notes to Financial Statements
(continued)

NBB	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$711,277,318	$–	$711,277,318
Short-Term Investments:
Repurchase Agreements	–	1,425,000	–	1,425,000
Investments in Derivatives:
Futures Contracts*	(3,121,899)	–	–	(3,121,899)
Total	$(3,121,899)	$712,702,318	$–	$709,580,419

*	Represents net unrealized appreciation (depreciation) as reported in Fund’s Portfolio of Investments.
The Fund holds liabilities in floating rate obligations, which are not reflected in the table above. The fair values of the Fund’s liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in these Notes to Financial Statements.

4.	Portfolio Securities
Inverse Floating Rate Securities:
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt
interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NBB	$36,810,000	$103,190,000	$140,000,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NBB	$36,810,000	3.87%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NBB	$36,810,000	$103,190,000	$140,000,000
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty
NBB	Fixed Income Clearing Corporation	$ 1,425,000	$ (1,453,512)

Notes to Financial Statements
(continued)

Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities
NBB	$38,102,630	$15,522,154
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
The Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Futures Contracts:
During the current fiscal period, the Fund managed the duration of its portfolio by shorting interest rate futures contracts.
A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by
“marking-to-market”
on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding *
NBB	$146,580,294

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

As of the end of the reporting period, the Fund invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

NBB
Futures Contracts	Interest rate	-	$–	Unrealized depreciation on futures contracts *	$(3,121,899)

*
The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contacts.

During the current fiscal period, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
NBB
Futures contracts	Interest rate	$20,413,916	$5,132,276
Market and Counterparty Credit Risk:
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6.	Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
The Fund has filed a registration statement with the SEC authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	NBB
	Year Ended 3/31/24	Year Ended 3/31/23
Maximum aggregate offering	$162,000,000	$162,000,000
Common shares sold	–	772,413
Offering proceeds, net of offering costs	$(2,684)	$14,065,606
Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Shares Transactions:
Transactions in common shares during the Fund’s current and prior fiscal period, where applicable were as follows:

	NBB
	Year Ended 3/31/24	Year Ended 3/31/23
Common Shares:
Sold through shelf offering	—	772,413
Issued to shareholders due to reinvestment of distributions	—	11,822
Total	—	784,235
Weighted average common share:
Premium to NAV per shelf offering common share sold	–%	1.65%

7.	Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to Financial Statements
(continued)

The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments and taxable overdistribution. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NBB	$701,729,948	$39,918,824	$(68,879,553)	$(28,960,729)
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NBB	$-	$-	$(28,960,729)	$-	$(14,590,192)	$(2,160,514)	$(45,711,435)
The tax character of distributions paid was as follows:

	3/31/24			3/31/23

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
NBB	$37,980,419	$-	$829,472	$33,333,983	$-	$-
As of year end, the Fund utilized the following capital loss carryforwards:

Fund	Utilized

NBB	$24,309,292
8. Management Fees and Other Transactions with Affiliates
Management Fees:
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The
Sub-Adviser
is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedules:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include
closed-end
fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end
and
closed-end
funds that constitute ‘’eligible assets.”Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of March 31, 2024, the complex-level fee for the Fund was as follows:

Fund	Complex-Level Fee

NBB	0.1600%
Other Transactions with Affiliates:
The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser
or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule
17a-7
under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Fund did not engage in cross-trades pursuant to these procedures.
9. Commitments and Contingencies
In the normal course of business, the Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Fund did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements, when applicable.
From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. As of the end of the reporting period, the Fund is not subject to any material legal proceedings.
10. Fund Leverage
Reverse Repurchase Agreements:
During the current fiscal period, the fund utilized reverse repurchase agreements as a means of leverage.
Each Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.

Notes to Financial Statements
(continued)

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest
NBB	RBC Capital Markets, LLC	5.93%	$(123,000,000)	4/26/24	$(123,000,000)	$(123,121,565)
NBB	TD Securities (USA), LLC	5.85%	(43,000,000)	4/17/24	(43,000,000)	(43,517,075)
NBB	Wells Fargo Securities, LLC	5.85%	(30,950,000)	4/11/24	(30,950,000)	(31,346,073)
Total			$(196,950,000)		$(196,950,000)	$(197,984,713)
During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NBB	366	$189,310,656	5.87%
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
NBB	RBC Capital Markets, LLC	$(123,121,565)	$ 148,264,061
NBB	TD Securities (USA), LLC	(43,517,075)	56,648,500
NBB	Wells Fargo Securities, LLC	(31,346,073)	42,675,882
Total		(197,984,713)	247,588,443
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.
11. Inter-Fund Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter- Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.

12. Subsequent Events
Management Fees:
As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of each Fund’s average daily managed assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee listed within this report plus 0.1600%. The overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end
funds and Nuveen branded
open-end
funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end
funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds,
Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end
fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

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Shareholder Update
(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN TAXABLE MUNICIPAL INCOME FUND (NBB)
Investment Objective
The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, the Fund seeks to enhance portfolio value and total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in taxable municipal securities. The Fund may invest up to 20% of its Assets in securities other than taxable municipal securities, including municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as
“tax-exempt
municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:

•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•
The Fund may invest up to 20% of its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. The Fund’s sub-adviser
may also use derivative instruments to hedge some of the risk of the Fund’s investments in municipal securities, and such derivatives are not subject to this policy.

•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s investment objectives may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Additionally, with respect to the Fund’s policy of investing at least 80% of its Assets in taxable municipal securities, such policy may not be changed without 60 days’ prior notice to shareholders.
Portfolio Contents
The Fund generally invests in taxable municipal securities (including Build America Bonds (“BABs”)) and tax-exempt
municipal securities, including municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Shareholder Update
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BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 that are subject to federal subsidies of up to 35% of the interest payable on the bonds in the form of direct subsidies to the bond issuer or refundable tax credits to the bond holder. Build America Bonds are not guaranteed by the U.S. government or its agencies or instrumentalities.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in
the indenture or other governing instrument for the
pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or
closed-end
investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods, including borrowings (including loans from financial institutions), issuances of debt securities and issuances of preferred shares of beneficial interest. The Fund may also use other forms of leverage including, but not limited to, reverse repurchase agreements and portfolio investments that have the economic effect of leverage, including, but not limited to, investments in inverse floating rate securities of TOB trusts.
Integrated Leverage and Hedging Strategy
The Fund employs an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the Bloomberg Barclays Taxable Municipal Long Bond Index (the “Index”). The Fund uses leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which the Fund invests, the Fund’s sub-adviser
believes that the use of leverage will generally increase common share net income.
The Fund’s leverage and hedging techniques are referred to as integrated because the Fund’s use of hedging strategies is expected to be directly calibrated to any increased interest rate risk, relative to the Fund’s benchmark, due to the use of leverage.
The Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value (“NAV”). These capital costs may be offset over time by capital appreciation of the Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on the sub-adviser’s
investment capabilities in executing the Fund’s investment strategy as well as the performance of taxable municipal securities relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, the Fund’s total returns can be expected to be less than its net earnings (and, over time, distributions).
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the taxable bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt
or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Shareholder Update
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PRINCIPAL RISKS OF THE FUND
The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.
Risks of NBB

Portfolio Level Risks

Below Investment Grade Risk
Build America Bonds (“BABs”) Risk
Call Risk
Credit Risk
Credit Spread Risk
Defaulted or Distressed Securities Risk
Deflation Risk
Derivatives Risk
Duration Risk
Economic Sector Risk
Financial Futures and Options Transactions Risk
Hedging Risk
Illiquid Investments Risk
Income Risk
Inflation Risk
Insurance Risk
Interest Rate Risk
Inverse Floating Rate Securities Risk
Municipal Securities Market Liquidity Risk
Municipal Securities Market Risk
Other Investment Companies Risk
Reinvestment Risk
Special Risks Related to Certain Municipal Obligations
Swap Transactions Risk
Unrated Securities Risk
Valuation Risk
Zero Coupon Bonds Risk
Fund Level and Other Risks

Anti-Takeover Provisions
Counterparty Risk
Cybersecurity Risk
Economic and Political Events Risk
Fund Tax Risk
Global Economic Risk
Investment and Market Risk
Legislation and Regulatory Risk
Leverage Risk

Portfolio Level Risks

Market Discount from Net Asset Value
Recent Market Conditions
Reverse Repurchase Agreement Risk

Shareholder Update
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Portfolio Level Risks:
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Build America Bonds (“BABs”) Risk.
BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 that are subject to federal subsidies of up to 35% of the interest payable on the bonds in the form of direct subsidies to the bond issuer or refundable tax credits to the bond holder. BABs are not guaranteed by the U.S. government or its agencies or instrumentalities. While the federal subsidy continues for the life of the bonds, provided that the issuer continues to meet all applicable program eligibility requirements, there is no assurance that the federal subsidy will be continued at original levels. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2030. The subsidy payments were reduced by 6.6% in 2018 and 6.2% in 2019, 5.9% in 2020 and 5.7% between 2021 and 2030. Further decreases in the level of the subsidy may impair the ability of issuers to make interest payments when due.
BABs were an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through issuance of tax free municipal bonds. Pursuant to the terms of the American Recovery and Reinvestment Act of 2009, the issuance of BABs ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that BABs will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. Changes to the U.S. federal income tax laws or other federal legislation may affect the demand for and supply of taxable municipal bonds, including BABs, and/or trigger extraordinary call features of the BABs. The extraordinary call features of certain BABs permit early redemption at par value, which, if triggered, could result in potential losses for the Fund if such BABs were purchased at prices above par, and may require the Fund to reinvest redemption proceeds in lower-yielding securities.
BABs involve similar risks as traditional municipal bonds, including credit, call and market risk. Because certain states, including California, New York, Illinois, Texas and Ohio, were heavy issuers of BABs, the Fund may have a greater exposure to the economic or other factors affecting such states than a more diversified national municipal bond fund. In addition, should a BAB’s issuer fail to continue to meet the applicable requirements, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. BABs may be subject to greater reinvestment risk, which is the risk that the Fund is unable to invest in bonds with similar yields, as BABs with attractive above-market purchase yields mature or are called.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment
and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Defaulted or Distressed Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Shareholder Update
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(continued)

Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime
mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser
than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of
“non-appropriation”
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation
or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation,
the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s
by-laws
include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties,

Shareholder Update
(Unaudited)
(continued)

reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies , terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as
COVID-19
that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the
sub-adviser
for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser
to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to maintain higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon,

Shareholder Update
(Unaudited)
(continued)

files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of March 31, 2024 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended March 31, 2024) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

NBB

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	40.55%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	5.49%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	2.23%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(20.56)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(12.15)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(3.74)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.67%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.08%
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update
(Unaudited)
(continued)

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Portfolio Managers
Effective April 10, 2023, Kristen M. DeJong was added as portfolio manager of the Fund. John V. Miller will retire from Nuveen on June 1, 2023 and will continue to serve as a portfolio manager until that time. Daniel J. Close will continue to serve as portfolio manager of the Fund. Kristen M. DeJong’s description is presented below:
Kristen M. DeJong, CFA, is Managing Director and Portfolio Manager at Nuveen Asset Management. She began her career in the financial services industry in 2005 and joined Nuveen Asset Management in 2008. She served as a research associate at Nuveen in the wealth management services area and then as a senior research analyst for Nuveen Asset Management’s municipal fixed income team before assuming portfolio management responsibilities in 2021.
Developments Regarding the Funds’ Control Share
By-Law
On October 5, 2020, the Fund and certain other
closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On February 24, 2022, the Board of the Funds suspended the Control-Share
By-Law
provisions. Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated
By-Laws
to eliminate the Control Share
By-Law
provisions in their entirety. Other than the elimination of the Control Share
By-Law
provisions, the Amended and Restated
By-Laws
are identical to the previously adopted
by-laws.

Shareholder Update
(Unaudited)
(continued)

UPDATED DISCLOSURES FOR THE FUND’S EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT
The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended March 31, 2024.
NUVEEN TAXABLE MUNICIPAL INCOME FUND (NBB)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses

Maximum Sales Charge (as a percentage of offering price (1)	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50

(1)
The maximum sales charge for offerings made
at-the-market
is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market,
the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)

Management Fees	0.98%

Interest and Other Related Expenses (2)	2.58%

Other Expenses (3)	0.07%
Total Annual Expenses	3.63%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended March 31, 2024.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by the Fund for the fiscal year ended March 31, 2024. The types of leverage used by the Fund during the fiscal year ended March 31, 2024 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example
(At-the-Market
Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$46	$120	$196	$395
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

March 2024	$16.20	$15.21	$17.42	$16.55	(4.26)%	(8.86)%

December 2023	$15.98	$13.75	$17.57	$15.34	(6.98)%	(10.86)%

September 2023	$15.71	$14.21	$16.98	$16.01	(6.24)%	(11.24)%

June 2023	$16.56	$15.14	$17.30	$16.60	(3.50)%	(9.42)%

March 2023	$17.01	$15.76	$17.39	$16.27	(0.77)%	(6.36)%

December 2022	$16.66	$14.72	$16.93	$15.30	0.06%	(6.15)%

September 2022	$18.72	$15.37	$18.44	$16.24	3.69%	(6.22)%

June 2022	$19.88	$16.35	$19.99	$17.34	2.89%	(7.84)%
The following table shows, as of March 31, 2024 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

March 31, 2024

NAV per Common Share	$ 16.81

Market Price	$ 15.32

Percentage of Premium/(Discount) to NAV per Common Share	(8.86)%

Net Assets Attributable to Common Shares	$ 493,978,877
Shares of
closed-end
investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
SENIOR SECURITIES
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of the Fund’s last ten fiscal periods, as applicable. The Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table as of and for the fiscal years ended 2024 through 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to 2015, where applicable, has been audited by other auditors. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

Shareholder Update
(Unaudited)
(continued)

	Borrowings Outstanding at the End of Period
Year Ended 3/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)

2024	$ 0	$ 0

2023	0	0

2022	0	0

2021	0	0

2020	0	0

2019	0	0

2018	90,175	7,445

2017	90,175	7,281

2016	89,500	7,532

2015	89,500	7,839

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities where applicable.

(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.

UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before March 31, 2024, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information
(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, the Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
NBB	$-
Qualified Interest Income (QII)
The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	Prior Year End to 12/31 Percentage	1/1 to Current Year End Percentage

NBB	100.0%	100.0%
163(j)
The Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage

NBB	91.7%

Additional Fund Information
(Unaudited)

Board of Trustees

Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	LLP	KPMG LLP	Computershare Trust Company,
Chicago, IL 60606	One Congress Street	Chicago, IL 60603	200 East Randolph Street	N.A.
	Suite 1		Chicago, IL 60601	150 Royall Street
	Boston, MA 02114-2016			Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NBB

Common shares repurchased	0
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a)issues floating rate certificates typically paying short-term tax-exempt
interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded
Bond/Pre-Refunding:
Pre-Refunded
Bond/Pre-Refunding,
also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding
generally raises a bond’s credit rating and thus its value.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

[This page intentionally left blank.]

Board Members & Officers
(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Co-Chair and Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003– 2007) and Northern Trust Hong Kong Board (1997–2004).	216

Joseph A. Boateng 1963 730 Third Avenue New York, NY 10017	Board Member	2024 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	210

Michael A. Forrester 1967 730 Third Avenue New York, NY 10017	Board Member	2024 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	210

Board Members & Officers
(Unaudited)
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Thomas J. Kenny 1963 730 Third Avenue New York, NY 10017	Co-Chair and Board Member	2024 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and
Co-Head
of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011– 2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account
VA-1.
				216

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	216

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	216

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008– 2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2011–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216

Loren M. Starr 1961 730 Third Avenue New York, NY 10017	Board Member	2024 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).	215

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide
®
(a
non-profit
			organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	216

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	216

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	216

Board Members & Officers
(Unaudited)
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015	Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account
VA-1
			and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
TIAA-CREF
			Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account
VA-1
			and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; has previously held various positions with TIAA.

James Nelson III 1976 730 Third Avenue New York, NY 10017	Vice President	2024	Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Mary Beth Ramsay 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, Risk, TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director of Nuveen.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account
VA-1
			and the CREF Accounts; has previously held various positions with TIAA.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account
VA-1,
			TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
Board Members serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com
       EAN-B-0324P  3543973-INV-Y-05/25

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Taxable Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
March 31, 2024	$31,400	$5,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

March 31, 2023	$33,000	$2,600	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
March 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

March 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
March 31, 2024	$0	$0	$0	$0
March 31, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, leads the municipal fixed income strategic direction and investment perspectives for Nuveen. He serves as lead portfolio manager for high yield municipal strategies, along with tax-exempt and taxable municipal strategies that include customized institutional portfolios, open-end funds and closed-end funds. Prior to his current role, Dan helped establish and expand the platform as Head of Taxable Municipals. He is a portfolio manager of both high yield and investment grade municipal assets, and he has managed dedicated taxable municipal strategies for Nuveen since 2010. After joining Nuveen in 2000, he was a municipal fixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. Dan began working in the investment industry in 1998 as an analyst at Banc of America Securities. He received his BS in Business from Miami University and his MBA from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as senior research analyst for Nuveen Asset Management’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	15	$26.63 billion
	Other Pooled Investment Vehicles	3	$586.60 million
	Other Accounts	45	$14.72 billion
Kristen M. DeJong	Registered Investment Company	19	$18.55 billion
	Other Pooled Investment Vehicles	1	$72.47 million
	Other Accounts	30	$7.19 billion

* Assets are as of March 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF NBB SECURITIES AS OF MARCH 31, 2024

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel J. Close	X
Kristen M. DeJong	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c) Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Taxable Municipal Income Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: October 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 22, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 22, 2024